UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C. 20549


	__________


	FORM 8-K

	CURRENT REPORT


	PURSUANT TO SECTION 13 OR 15 (d) OF
	THE SECURITIES EXCHANGE ACT OF 1934


	_____________________


	Date of Report (November 16, 1995): November 20, 1995


             Alexander & Alexander Services Inc.
	(Exact name of registrant as specified in its charter)


                Maryland   		  1-8282             52-0969822
             (State or other	(Commission	   (I.R.S. Employer
             jurisdiction of	File Number)	 Identification No.)
             organization)


	1185 Avenue of the Americas	       10036
 New York, New York            		 (Zip Code)
   (Address of principal executive offices)


			             (212) 840-8500
	(Registrant's telephone number,
	including area code:)

                 Not Applicable
	(Former name or former address,
	if changed since last report.)























Item 5.	Other Events.

At a regular meeting of the Board of Directors of Alexander & Alexander Services Inc. (the "Company") held on November 16,
1995, the Board of Directors amended the Rights Agreement, dated as of June 11, 1987, between the Company and First
Chicago Trust Company of New York, as amended and restated as of March 22, 1990, as amended April 21, 1993, as amended
June 6, 1994, as amended July 15, 1994 (the "Rights
Agreement"). The amendment provides for modifications of the definitions of Acquiring Person and Distribution Date to raise from 15% to 20% the percentage of stock ownership needed to cause a person to become an Acquiring Person or to cause a Distribution Date to occur (as such capitalized terms are defined in the Rights Agreement).

The foregoing description of the amendment to the Rights
Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 4.1.
























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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




					ALEXANDER & ALEXANDER
     SERVICES INC.


					By: /s/Albert A. Skwiertz, Jr.
					       Albert A. Skwiertz, Jr.
				       	Vice President & General
 					      Counsel





Date:  November 20, 1995

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EXHIBIT INDEX


Exhibit No.            	Description				                	Page

4.1                Amendent No. 4 to Rights Agreement,
	                 	effective as of November 16, 1995,
		                 between Alexander & Alexander Services
	                 	Inc. and First Chicago Trust Company
		                 of New York, as Rights Agent.